                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 October 7, 1999
                        (Date of earliest event reported)

                               KINDER MORGAN, INC.
             (Exact name of registrant as specified in its charter)



              KANSAS                     1-6446                48-0290000
  (State or other jurisdiction        (Commission           (I.R.S. Employer
       of incorporation)              File Number)         Identification No.)



                            1301 McKinney, Suite 3400
                              Houston, Texas 77010
          (Address of principal executive offices, including zip code)


                                  713-844-9500
              (Registrant's telephone number, including area code)






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ITEM 2.  ACQUISITION OF ASSETS.

         On October 7, 1999, K N Energy, Inc., a Kansas corporation (the "Company"), consummated its acquisition of Kinder Morgan, Inc., a Delaware corporation ("Kinder Morgan - Delaware"). Pursuant to the Agreement and Plan of Merger dated July 8, 1999, as amended by the First Amendment to the Merger Agreement dated August 20, 1999 (the "Merger Agreement"), by and among the Company, Rockies Merger Corp., a Delaware corporation and wholly-owned subsidiary of the Company ("Merger Sub"), and Kinder Morgan - Delaware, among other things, Merger Sub was merged with and into Kinder Morgan - Delaware, with Kinder Morgan - Delaware as the surviving corporation (the "Merger"). In conjunction with the Merger, the Company changed its name from "K N Energy, Inc." to "Kinder Morgan, Inc."

         Pursuant to the terms of the Merger Agreement, each outstanding share of common stock, par value $0.01 per share, of Kinder Morgan - Delaware was converted into 3,917.957 shares of common stock, par value $5.00 per share, of the Company ("Company Common Stock"), resulting in an issuance of 41,483,323 shares of Company Common Stock.




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ITEM 5.  OTHER EVENTS.

         On October 7, 1999, the Company issued a press release announcing the closing of the Merger and the Company's subsequent name change to "Kinder Morgan, Inc." This press released is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

         On October 7, 1999, David W. Burkholder, Robert H. Chitwood, Howard P. Coghlan, Jordan L. Haines and James C. Taylor resigned as directors of the Company effective as of the closing of the transactions contemplated by the Merger Agreement. On October 8, 1999, the number of directors constituting the Board of Directors was set at 10 and the remaining directors, in accordance with the Governance Agreements described below, appointed Richard D. Kinder, William
V. Morgan, Ted A. Gardner and Fayez Sarofim to fill the four vacancies on the Company's Board of Directors.

         In addition, upon consummation of the Merger, the Company entered into Governance Agreements with each of Richard D. Kinder and Morgan Associates, Inc., a Kansas corporation. A copy of Mr. Kinder's Governance Agreement is attached hereto as an exhibit and is hereby incorporated by reference. A copy of Morgan Associates, Inc.'s Governance Agreement is attached hereto as an exhibit and is hereby incorporated by reference. Also, upon consummation of the Merger, the Company entered into an Employment Agreement with Richard D. Kinder. A copy of Mr. Kinder's Employment Agreement is attached hereto as an exhibit and is hereby incorporated by reference.




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ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a)  Financial Statements.

           The financial statements of Kinder Morgan - Delaware and of Kinder Morgan Energy Partners, L.P. and subsidiaries as of and for the year ended December 31, 1998 and the six-month period ended June 30, 1999 are hereby incorporated by reference to the Company's Registration Statement on Form S-4 filed on August 23, 1999 (File No. 333-85747).

      (b)  Pro Forma Financial Information.

           The pro forma financial information related to the acquisition is hereby incorporated by reference to the Company's Registration Statement on Form S-4 filed on August 23, 1999 (File No. 333-85747).

      (c)  Exhibits.

           The following materials are filed as exhibits to this Current Report on Form 8-K.

         Exhibit
         Number                  Description
         -------                 -----------
         2.1                     Agreement and Plan of Merger dated
                                 July 8, 1999, by and among the
                                 Company, Merger Sub and Kinder
                                 Morgan - Delaware (incorporated by
                                 reference to Annex A-1 of the
                                 Company's Registration Statement on
                                 Form S-4 filed on August 23, 1999
                                 (File No. 333-85747)).

         2.2 First Amendment to the Agreement and Plan of Merger dated August 20, 1999, by and among the Company, Merger Sub and Kinder Morgan - Delaware (incorporated by reference to Annex A-2 of the Company's
                                 Registration Statement on Form S-4
                                 filed on August 23, 1999 (File No.
                                 333-85747)).

         10.1 Governance Agreement dated October 7, 1999, by and between the Company and Richard D. Kinder (incorporated by reference to Exhibit 99.C of the
                                 Schedule 13D filed by Mr. Kinder on
                                 October 8, 1999).

         10.2 Governance Agreement dated October 7, 1999, by and between the Company and Morgan Associates, Inc.




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                                 (incorporated by reference to
                                 Exhibit 99.C of the Schedule 13D
                                 filed by Morgan Associates, Inc. on
                                 October 8, 1999).

         10.3 Employment Agreement dated October 7, 1999, by and between the Company and Richard D. Kinder (incorporated by reference to Exhibit 99.D of the
                                 Schedule 13D filed by Mr. Kinder on
                                 October 8, 1999).

         *23.1                   Consent of PricewaterhouseCoopers LLP

         *99.1                   Press Release of the Company issued
                                 October 7, 1999.
------------------
         * filed herewith




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                                S I G N A T U R E

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         KINDER MORGAN, INC.



     Dated: October 21, 1999             By: /s/ JOSEPH LISTENGART
                                             -------------------------------
                                             Joseph Listengart
                                             Vice President and General Counsel






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                                  EXHIBIT INDEX

         Exhibit
         Number                  Description
         -------                 -----------

         2.1 Agreement and Plan of Merger dated July 8, 1999, by and among the Company, Merger Sub and Kinder Morgan - Delaware (incorporated by reference to Annex A-1 of the Company's Registration Statement on Form S-4 filed on August 23, 1999 (File No. 333-85747)).

         2.2 First Amendment to the Agreement and Plan of Merger dated August 20, 1999, by and among the Company, Merger Sub and Kinder Morgan - Delaware (incorporated by reference to Annex A-2 of the Company's Registration Statement on Form S-4 filed on August 23, 1999 (File No. 333-85747)).

         10.1 Governance Agreement dated October 7, 1999, by and between the Company and Richard D. Kinder (incorporated by reference to Exhibit 99.C of the Schedule 13D filed by Mr. Kinder on October 8, 1999).

         10.2 Governance Agreement dated October 7, 1999, by and between the Company and Morgan Associates, Inc. (incorporated by reference to Exhibit 99.C of the Schedule 13D filed by Morgan Associates, Inc. on October 8, 1999).

         10.3 Employment Agreement dated October 7, 1999, by and between the Company and Richard D. Kinder (incorporated by reference to Exhibit 99.D of the Schedule 13D filed by Mr. Kinder on October 8, 1999).

         *23.1                   Consent of PricewaterhouseCoopers LLP

         *99.1                   Press Release of the Company issued October 7,
                                 1999.

------------------
         * filed herewith